                             MONTROSE INVESTMENTS LTD.
                              C/O HBK INVESTMENTS L.P.
                           300 CRESCENT COURT, SUITE 700
                                  DALLAS, TX 75201

                           STRONG RIVER INVESTMENTS, INC.
                      C/O GONZALEZ-RUIZ & ALEMAN (BVI) LIMITED
                          WICKHAMS CAY I, VANTERPOOL PLAZA
                                    P.O. BOX 873
                            ROAD TOWN, TORTOLLA. B.V.I.


                                                             September 21, 2000

Luminant Worldwide Corporation
13737 Noel Road
Suite 1400
Dallas, Texas 75240-7367
Attention: President

       Re:    LUMINANT WORLDWIDE CORPORATION  (THE "COMPANY").

Gentlemen:

       Reference is made to the Convertible Debenture Purchase Agreement (the "PURCHASE AGREEMENT"), of even date hereof, between the Company and the undersigned (the "PURCHASERS"), pursuant to which the Company will issue and sell to the Purchasers: (i) an aggregate principal amount of $15,000,000 of the Company's 6% Convertible Debentures, due September 21, 2003 (the "INITIAL DEBENTURES"), and (ii) Common Stock purchase warrants, each in the form of EXHIBIT D to the Purchase Agreement, pursuant to which the holder thereof shall have the right to acquire shares of Common Stock upon the terms set forth therein (the "INITIAL WARRANTS"), for an aggregate purchase price of $15,000,000. Capitalized terms used and not otherwise defined in this letter that are defined in the Purchase Agreement shall have the meanings set forth in the Purchase Agreement. The Initial Warrants and the Initial Debentures are sometimes collectively referred to herein as the "INITIAL SECURITIES."

       On the Additional Closing Date (as defined herein), if any, the Purchasers shall, severally and not jointly, subject to and upon the terms and conditions hereof, purchase from the Company, and the Company shall sell to the Purchasers (the "ADDITIONAL FINANCING"): (i) up to $10,000,000 principal amount of the Company's 5% Convertible Debentures, due three years from the date of their issuance (the "ADDITIONAL DEBENTURES"), and (ii) additional Initial Warrants pursuant to which the holders thereof shall have the right at any time and from time to time thereafter through the fifth anniversary of the Additional Closing (as defined herein) to acquire an aggregate of up to [ ](1) shares of Common Stock (the "ADDITIONAL WARRANTS"), for an aggregate purchase price of up to $10,000,000 (the "ADDITIONAL PURCHASE PRICE").

       The transaction contemplated in this letter is subject to the terms, conditions and qualifications set forth below:

       1. FORM OF ADDITIONAL DEBENTURES. The Additional Debentures shall be identical to the Initial Debentures, MUTATIS MUTANDIS.

       2. FORM OF ADDITIONAL WARRANTS. The Additional Warrants shall be identical to the Initial Warrants, MUTATIS MUTANDIS.

       3. ADDITIONAL DOCUMENTATION. In order to effectuate the purchase and sale of the Additional Debentures and the Additional Warrants (collectively, the "ADDITIONAL SECURITIES"), prior to their issuance, the Company and the Purchasers shall enter into the following agreements: (a) a securities purchase agreement identical to the Purchase Agreement, MUTATIS MUTANDIS and shall include updated Schedules (the "ADDITIONAL PURCHASE AGREEMENT") and (b) a registration rights agreement identical to the Registration Rights Agreement, MUTATIS MUTANDIS and shall include updated Schedules (the "ADDITIONAL REGISTRATION RIGHTS AGREEMENT", and together with the Additional Purchase Agreement, the Additional Debentures, the Additional Warrants, collectively, the "ADDITIONAL TRANSACTION DOCUMENTS"). The Purchasers shall prepare the Additional Transaction Documents.

       4. THE ADDITIONAL FINANCING.(i) No earlier than 180 Trading Days following the Effective Date, the Purchasers and the Company may agree to enter into the Additional Financing. The closing of the purchase and sale of the Additional Securities (the "ADDITIONAL CLOSING"),if any, shall take place at the offices of Robinson Silverman,1290 Avenue of the Americas, New York, New York 10104, on the fifth (5th) Business Day after the agreement of the Purchasers and the Company to enter into the Additional Financing or on such other date as otherwise agreed to by the parties hereto, PROVIDED, that in no case shall the Additional Closing take place unless and until all of the conditions listed in
Section 5 of this letter shall have been satisfied by the Company or waived by the Purchasers. The date of the Additional Closing is hereinafter referred to as the "ADDITIONAL CLOSING DATE." At the Additional Closing, each Purchaser shall (subject to the terms and conditions herein) purchase such portion of the Additional Securities as equals such Purchaser's pro-rata portion of the Initial Securities issued and sold at the Closing. Notwithstanding anything to the contrary contained in this letter, each Purchaser may, prior to the Additional Closing Date, designate an Affiliate thereof to acquire all or any portion of the Additional Securities.

--------------------------
(1) 20% coverage.

       (ii) At the Additional Closing, the parties shall deliver or shall cause to be delivered the following: (a) the Company shall deliver to (x) each Purchaser or its designated Affiliate: (1) the number of Additional Debentures equal to such Purchaser's pro rata portion of the Initial Debentures issued and sold at the Closing, registered in the name of such Purchaser or its designated Affiliate, (2) an Additional Warrant registered in the name of such Purchaser or its designated Affiliate, entitling the holder thereof to purchase such number of shares of Common Stock as equals such Purchaser's pro-rata portion of the shares of Common Stock underlying the Initial Warrant issued and sold to it at the Closing, (3) a legal opinion in form and substance acceptable to the Purchasers and (4) executed Additional Transaction Documents and the Transfer Agent Instructions relating to the Additional Securities, and (y) Robinson Silverman, $15,000 for the legal fees and expenses incurred by the Purchasers to prepare the Additional Transaction Documents, which amount shall be deducted by the Purchasers from the Additional Purchase Price and shall be paid directly to Robinson Silverman and (b) each Purchaser shall deliver to the Company (1) its pro rata portion of the Additional Purchase Price, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose prior to the Additional Closing Date and (2) the executed Additional Transaction Documents.

       5. CONDITIONS PRECEDENT TO THE ADDITIONAL CLOSING. Notwithstanding anything to the contrary contained in this letter, the decision of a Purchaser to purchase acquire the Additional Securities is subject to the satisfaction or waiver by the Purchasers of each of the following conditions and the Additional Closing shall not occur unless all of the following are satisfied or waived by the Purchasers:

       a. CLOSING OF INITIAL SHARES AND INITIAL WARRANTS. The Closing shall have occurred;

       b. ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in the Purchase Agreement shall be true and correct as of the date when made and as of the Additional Closing Date as though made on and as of the Additional Closing Date (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date);

       c. PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company between the Closing Date and the Additional Closing Date and no Event (as defined in the Registration Rights Agreement ) shall have occurred which has not been cured to the satisfaction of the Purchasers;

       d. UNDERLYING SHARES REGISTRATION STATEMENT. The Underlying Shares Registration Statement shall have remained effective at all times, not subject to any actual or threatened stop order or subject to any actual or threatened suspension at any time prior to the Additional Closing Date;

       e. NO INJUNCTION. Since the Closing Date, no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, amended, modified or endorsed by any court of governmental authority of competent jurisdiction or governmental authority, stock market or trading facility which prohibits the consummation of any of the transactions contemplated by the Additional Transaction Documents or makes impracticable the transactions contemplated thereby;

       f. ADVERSE CHANGES. Since the Closing Date, no event or series of events which reasonably would be expected to have or result in a Material Adverse Effect shall have occurred;

       g. NO SUSPENSIONS OF TRADING IN COMMON STOCK. The trading in the Common Stock shall not have been suspended by the Commission or on the NASDAQ at any time since the Closing Date;

       h. LISTING OF COMMON STOCK. The Common Stock shall have been at all times since the Closing Date listed for trading on the NASDAQ;

       i. SHARES OF COMMON STOCK. The Company shall have duly reserved the number of shares of Common Stock as required by the Additional Transaction Documents to be reserved for issuance upon conversion of the Additional Debentures and exercise of the Additional Warrants;

       j. PERFORMANCE OF CONVERSION AND EXERCISE OBLIGATIONS. The Company shall have timely complied with its exercise, conversion and delivery requirements under the Initial Debentures and the Initial Warrants, as applicable;

       k. SHAREHOLDER APPROVAL. Shareholder Approval. No approval of the shareholders of the Company shall be required under the rules of the Nasdaq Stock Market or such other exchange or trading facility or which the Common Stock is the traded or listed for trading in order to issue a minimum of 200% of the shares of Common Stock issuable upon conversion of the Additional Debentures (assuming such exercise occurred on the Additional Closing Date); and

       l. DELIVERIES PURSUANT TO ADDITIONAL TRANSACTION DOCUMENTS. At the Additional Closing, the Company shall deliver the Additional Securities and executed Additional Transaction Documents and Transfer Agent Instructions relating to the Additional Securities in the forms contemplated by this letter.

       6. INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and neither Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this letter or out of the either the Additional Transaction Documents or the Second Additional Transaction Documents, if any, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

       7. GOVERNING LAW. This letter shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

       8. EXECUTION. This letter may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

       Please indicate your agreement with the foregoing by executing a countersigned copy of this letter and returning the same to our attention, whereupon effective immediately thereafter this letter shall become a legally valid and binding agreement between the Purchasers and the Company.

       We look forward to our continuing relationship.

       Sincerely,

       Montrose Investments Ltd.


       By: /s/ William E. Rose
          ----------------------------
          Name:  William E. Rose
          Title: Authorized Signatory


       Strong River Investments, Inc.


       By: /s/ Miriam O. Hyman
          ---------------------------
          Name:  Miriam O. Hyman
          Title: Attorney-in-fact


Agreed and accepted
September 21, 2000

Luminant Worldwide Corporation


By: /s/ Guillermo G. Marmol
   ----------------------------------
      Name:  Guillermo G. Marmol
      Title: CEO